SUB-SUBLEASE

THIS SUB-SUBLEASE (hereinafter the “Agreement”) is dated September 29, 2010 and is made between Glu Mobile Inc., a Delaware corporation (hereinafter called the “Tenant”), and Appirio, Inc., a Delaware corporation (hereinafter called the “Subtenant”).

WHEREAS, under a lease dated June 11, 1999, as the same was amended (together with all amendments, referred to hereinafter as the “Master Lease”), a copy of which is attached hereto as Exhibit A, Sobrato Interests III, a California limited partnership, (“Master Landlord”) leased to Siebel Systems, Inc., a Delaware corporation, predecessor in interest to Oracle USA, Inc. (“Sublandlord”) certain premises containing approximately 167,505 rentable square feet (the “Master Lease Premises”) in a building located at 2207 Bridgepointe Parkway, San Mateo, California 94404 (the “Building” or “Building 3” as identified in the Master Lease), all as more particularly described in the Master Lease;

WHEREAS, Sublandlord and Tenant entered into a Sublease on August 22, 2007 (the “Sublease”), a copy of which is attached hereto as Exhibit B, for the subletting to Tenant of a portion of the Master Lease Premises containing approximately 52,067 rentable square feet, consisting of 14,411 rentable square feet located on the second (2nd) floor designated as Suite 250 (the “Second Floor Space”), and 37,656 rentable square feet located on the third (3rd) floor designated as Suite 300 (the “Third Floor Space”) (the Second Floor Space and the Third Floor Space are referred to collectively herein as the “Subleased Premises”); and

WHEREAS, Tenant now desires to sublease to Subtenant the Third Floor Space, and Subtenant is willing to sublease the same subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made, and in consideration of the rent to be paid by Subtenant to Tenant, the parties hereto agree as follows:

1. Premises. The Tenant hereby subleases to the Subtenant, and the Subtenant hereby hires from the Tenant, the Third Floor Space, as shown on Exhibit C attached hereto and made a part hereof.

2. Term. The term of this Agreement (the “Term”) shall commence on the later of (the “Commencement Date): (i) the date on which Tenant delivers possession of the Third Floor Space to Subtenant in the Required Condition (defined below); (ii) the date by which Master Landlord and Sublandlord have delivered their written consent to this Agreement in a form reasonably acceptable to Subtenant and Tenant; and (iii) October 1, 2010. Notwithstanding the foregoing, however, the Commencement Date may not occur after November 1, 2010 and prior to January 1, 2011; in the event that the conditions in the preceding sentence would be satisfied and the Commencement Date would otherwise occur on or after November 1, 2010 and prior to January 1, 2011, then the Commencement Date will not be deemed to have occurred until January 1, 2011. Furthermore, if for any reason the Commencement Date does not occur on or prior to January 1, 2011, then at anytime thereafter until the Commencement Date has occurred, Subtenant may terminate this Agreement by delivery of written notice to Tenant, whereupon this Agreement shall terminate. In connection with any such termination, Tenant shall promptly return to Subtenant all prepaid Sub-Rent, the Security Deposit, and all other monies paid to Tenant under this Agreement, and the parties shall thereafter be relieved of all further obligations and liabilities under this Agreement. The Term shall expire on July 25, 2012 (the “Expiration Date”) unless any one of the Lease, Sublease or this Agreement is sooner terminated in accordance with the terms and conditions set forth therein or herein. Upon the determination of the Commencement Date, Tenant and Subtenant will enter into a letter agreement in the form of Exhibit D attached hereto; provided, however, that the failure to execute such an agreement shall not affect Tenant’s or Subtenant’s rights and obligations under this Agreement. Tenant will procure Landlord’s and Sublandlord’s respective consents to this Agreement in the form of Exhibit E attached hereto (each a “Consent”, and the date upon which the last Consent is obtained being the “Effective Date” of this Agreement); promptly following the mutual execution and delivery of this Agreement, each of Tenant and Subtenant will use diligent efforts to provide all information and take all actions reasonably requested by Master Landlord and Sublandlord in order to facilitate obtaining the Consent of both Sublandlord and Master Landlord as soon as reasonably practicable.

a. Termination. If the Sublease or Lease terminates, this Agreement shall terminate, and the parties shall be relieved from all liabilities and obligations under this Agreement, except as expressly provided herein.

3. Rent. Subtenant hereby agrees to pay to Tenant monthly rental on the first day of each calendar month in the amount set forth on the rental schedule attached hereto as Exhibit F and made a part hereof (the “Sub-Rent”), provided however that no Sub-Rent shall be due or payable by Subtenant for the first fifteen (15) days after the Commencement Date. If the Term shall commence (i.e., the first day on which Subtenant shall be obligated to commence the payment of Sub-Rent) or end on a date other than the first or last day of a calendar month respectively, the Sub-Rent for such partial period shall be prorated based on the number of days in such month. All payments shall be made to Tenant in the manner prescribed in the notice clause herein unless otherwise agreed by Tenant.

a. Operating Costs. Subtenant shall not be responsible for any “Operating Costs” or “Reimbursable Operating Costs” as defined in the Lease or Sublease. Notwithstanding the foregoing however, should Subtenant’s utility consumption in the Third Floor Space exceed the standards provided at Section 7 of the Sublease or should any Subtenant alterations increase the assessed value of the Building or the Project, Subtenant shall bear the cost of such excess utility consumption charges or increased real property taxes if and to the extent payable by Tenant to Sublandlord under the terms of the Sublease.

b. Within five (5) days after execution of this Sublease by Subtenant and Tenant, Subtenant shall pay to Tenant, in cash, the sum of Thirty-Nine Thousand Nine Hundred Fifteen Dollars and Thirty-Six Cents ($39,915.36), which shall be applied as a credit against the first installment(s) of Sub-Rent payable by Subtenant.

4. Use. Subtenant shall use the Third Floor Space only for general office use and in a manner consistent with such purpose in accordance with the Sublease and Master Lease, and for no other use or purpose.

5. Physical Condition of Sublet Space; Furniture, Fixtures and Equipment. Subtenant acknowledges and agrees that it has the right to inspect and that it has examined the Third Floor Space and Subtenant will accept the Third Floor Space in its present condition, “AS IS,” subject to delivery of the Third Floor Space in the Required Condition. Except as provided herein, in no event shall Tenant have any obligation or liability whatsoever to Subtenant with respect to the physical condition of the Third Floor Space. In the making and executing of this Agreement, Subtenant has relied solely on its own investigations, examinations and inspections that it has chosen to make or has made and has not relied on any representation or warranty of Tenant, except as expressly set forth in this Agreement. Subtenant acknowledges that Tenant has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Third Floor Space and the Building common areas accessible to Tenant. Subtenant acknowledges that it is not authorized to make or perform any alterations or improvements in or to the Third Floor Space except as permitted by the provisions of this Agreement, the Sublease and Master Lease. Subtenant shall have the right to use all existing furniture, fixtures and equipment (“FF&E”) located in the Third Floor Space as of the Commencement Date, a complete list of which FF&E is set forth on Exhibit G attached hereto and made a part hereof. On the Commencement Date, Tenant shall deliver the FF&E to Subtenant in its present condition and configuration, and Subtenant will accept the FF&E “AS IS.” In no event shall Subtenant remove any FF&E from the Third Floor Space or move any FF&E within the Third Floor Space without the prior written approval of Sublandlord and Tenant (which approval by Tenant shall not be unreasonably withheld or delayed).

a. Maintenance. Subtenant shall, at all times during the Term, at its sole cost and expense, promptly perform all maintenance and repairs to the interior of the Third Floor Space that are not Master Landlord’s, Sublandlord’s or Tenant’s express responsibility under the Master Lease, Sublease or this Agreement, and shall maintain the interior of the Third Floor Space, including, without limitation, the FF&E, in good condition and repair, reasonable wear and tear and damage caused by casualty excepted and repairs that are the express responsibility of Master Landlord, Sublandlord, and Tenant under the Master Lease, Sublease and this Agreement excepted. For the avoidance of doubt, Subtenant’s obligations as to the Third Floor Space under the preceding sentence shall not differ from Tenant’s obligations as to the Subleased Premises as set forth in Section 5.5(b) of the Sublease. Notwithstanding anything to the contrary expressed in this Agreement, but subject to the provisions of the Master Lease and Sublease, Tenant shall not be liable for and there shall be no abatement of rent with respect to any injury or interference with Subtenant’s business arising from any performance or nonperformance of any repair, maintenance, alteration or improvement in and to any portion of the Subleased Premises, including the Third Floor Space, no actual or constructive eviction of Subtenant shall result from such performance or non performance; provided, however, that notwithstanding anything to the contrary contained in this Agreement, (i) Tenant, upon its receipt of written notice from Subtenant, shall use reasonable efforts to enforce all repair and maintenance obligations of Sublandlord under the Sublease and Master Landlord under the Master Lease, and (ii) if for any reason Tenant shall be entitled to receive under the Sublease an abatement of rent as to the Third Floor Space (applicable to any period during the Term) and receives such an abatement, then Subtenant shall be entitled to receive from Tenant an equitable abatement of Sub-Rent payable under this Agreement. Except for any termination rights that Subtenant may have with respect to any damage to the Third Floor Space or Building caused by a casualty or condemnation, Subtenant shall not have the right to terminate this Agreement, and Subtenant shall not be relieved from the performance of any covenant or agreement in this Agreement by reason thereof. Subtenant hereby waives ad releases its right to make repairs at Tenant’s expense under Sections 1932(1), 1933(4), 1941 and 1942 of the California Civil Code or any similar or successor law now or hereinafter in effect. At the end of the Term or earlier termination of this Agreement, Subtenant’s surrender obligations under this Agreement shall be deemed satisfied if Subtenant shall deliver the Third Floor Space to Tenant in broom clean condition, free of its personal property, and shall have no obligation to remove any of the FF&E or any Alterations or Tenant Improvements made to the Third Floor Space by Sublandlord or Tenant.

b. Delivery Obligations. Tenant shall deliver possession of the Third Floor Space to Subtenant in the following condition (collectively, the “Required Condition”): (i) broom clean, (ii) without any Polycom communication equipment or flat screen monitors, provided that Tenant will repair any damage to the Third Floor Space caused by removal of the monitors and repaint the affected areas as necessary, and (iii) free of all personal property of Tenant or Sublandlord, with the exception of the FF&E which FF&E shall be delivered in its current condition and configuration. To the best of Tenant’s knowledge, the life safety and building systems serving the Third Floor Space are in working order and comply with all governmental regulations governing the occupancy and usage of the Third Floor Space, and the features of the Third Floor Space comply with the Americans with Disabilities Act (“ADA”) in effect as of the date of delivery of possession of the Third Floor Space (“Delivery Date”). Should Subtenant discover within the first three (3) months following the Commencement Date that a life safety or building system was not in working order or that a feature of the Third Floor Space did not comply with ADA, as of the Delivery Date, Tenant shall be responsible for any work in the event any measures are required to bring the Third Floor Space into compliance with applicable law in effect at the Commencement Date, at Tenant’s sole cost and expense, however Tenant shall have no obligation to comply with laws requiring improvements to the Building common areas or the Building structure (except to the extent such compliance is necessitated by any further alterations required in the Third Floor Space under this Section 5.a and permitted by Sublandlord and/or Master Landlord) or with requirements that are triggered by any alterations to the Third Floor Space undertaken by Subtenant.

6. Master Lease and Sublease.

a. Subject to Master Lease and Sublease. Except as expressly stated herein, this Agreement is a sub-sublease and is subject to and subordinate to all of the provisions in the Sublease and Master Lease, including, without limitation, any and all exhibits attached to the Sublease or Master Lease. Additionally, Subtenant’s and Tenant’s rights under this Agreement shall be subject to the terms of the Consent. With respect to obligations that arise and first accrue during the Term, Subtenant agrees to perform and comply with for the benefit of Tenant, Sublandlord and Master Landlord, the obligations of the Tenant under the Sublease which pertain to the Third Floor and/or this Agreement and under the Master Lease which pertain to the Third Floor and/or this Agreement, except for those provisions of the Master Lease or the Sublease which are expressly and directly contradicted by this Agreement, in which case the terms of this Agreement shall control over the Master Lease or the Sublease. Subtenant shall not commit or permit its agents, employees, contractors or invitees to commit any act or omission that will violate any provisions of the Sublease or Master Lease with respect to the Third Floor Space, the Building or the Project.

b. Incorporation of Terms of the Sublease. The terms, conditions and respective obligations of the Subtenant and Tenant to each other under this Agreement shall be the terms and conditions of the Sublease, except for those provisions which are directly contradicted by this Agreement, and the terms of the Master Lease, except for those provisions of the Master Lease which are contradicted by the Sublease or this Agreement, in which events the terms of this Agreement shall control over the Master Lease or the Sublease. Therefore, for the purposes of this Agreement, but except where otherwise provided herein, wherever in the Sublease the word “Sublandlord” is used, it shall be deemed to refer to Tenant, and wherever in the Sublease the word “Subtenant” is used, it shall be deemed to mean Subtenant. Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of the Master Landlord that is incorporated herein by reference shall be deemed to inure to the benefit of Sublandlord, Tenant (except as otherwise provided in this Agreement) and any other person intended to be benefited by said provision for the purpose of incorporation by reference in this Agreement. Any right of Master Landlord under the Master Lease or Sublandlord under the Sublease (a) of access for inspection, (b) to do work in the Third Floor Space or in the Building, or (c) in respect of the rules and regulations, which are incorporated herein by reference, shall be deemed to inure to the benefit of Tenant, Sublandlord and Master Landlord and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Agreement.

c. Clarifications. For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

(i) Approvals. In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Master Landlord or Sublandlord, Subtenant shall be required to obtain the approval or consent of Master Landlord, Sublandlord and Tenant, which approval by Tenant shall not be unreasonably withheld or delayed.

(ii) Deliveries. In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Master Landlord with evidence, certificates or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be to Master Landlord, Sublandlord and Tenant.

(iii) Damage; Condemnation. Tenant shall have no obligation to restore or rebuild any portion of the Third Floor Space, the Building or the Project after any destruction or taking by eminent domain; provided that if and to the extent the Third Floor Space contains improvements which Sublandlord or Tenant has installed as “Alterations” or “Tenant Improvements,” as those terms are defined in the Master Lease and Sublease, and Sublandlord, as the “Tenant” under the Master Lease, or Tenant as the “Subtenant” under the Sublease, is required to restore such Tenant Improvements or Alterations, Tenant shall work diligently to perform and to secure the performance of Sublandlord in accordance with the terms of the Sublease and Master Lease. However, neither Master Landlord nor Sublandlord nor Tenant has any obligation to repair or restore any alterations or improvements installed by Subtenant. Should any portion of the Third Floor Space, Building and/or Project be destroyed or condemned, Subtenant will be entitled to a portion of any equitable adjustment of Sub-Rent.

(iv) Insurance. In all provisions of the Master Lease requiring the “Tenant” to designate Master Landlord as an additional or named insured on its insurance policies, Subtenant shall be required to so designate Master Landlord, Sublandlord and Tenant on Subtenant’s policies. Notwithstanding anything to the contrary contained in the Master Lease or Sublease, Subtenant will not be required to insure Tenant’s or Sublandlord’s personal property or any of Sublandlord’s or Tenant’s Alterations or Tenant Improvements (as such terms are defined in the Master Lease and Sublease).

d. Exclusions. Subtenant shall have no rights or obligations under the following sections of the Sublease: 2.1, 2.2, 3.1, 3.2 (subject to and without limiting Subtenant’s obligations under Section 3.a of this Agreement), 3.3 (third sentence only), 4, 5.2(c), 5.7, 5.8, 12, 14.2(f), 15, 17, 18, 26. Also, Subtenant shall have no rights or obligations under the sections of the Master Lease specified in the Sublease at Section 8.4 or under the following articles and sections of the Master Lease: Article 10 (subject to and without limiting Subtenant’s obligations under Section 3.a of this Agreement), Section 15.C (last two (2) sentences) and the Third Amendment of the Master Lease.

e. Modifications. Notwithstanding the terms of Section 6(b) above, the following provisions of the Sublease are modified as described below for the purpose of incorporation into this Sublease:

(i) With respect to Sections 5.3, 5.4 and 5.5(a) of the Sublease, all references to “Sublandlord” shall be deemed to refer to Sublandlord (not Tenant), and Tenant shall have no obligation to perform any of Sublandlord’s obligations to maintain the Building or the Project; provided, however, that Tenant, upon its receipt of written notice from Subtenant, shall use reasonable efforts to enforce all repair and maintenance obligations of Sublandlord with respect to the Third Floor Space under the Sublease.

(ii) With respect to Section 5.5(b) of the Sublease, all references to “Sublandlord” and “Landlord” shall be deemed to refer to Sublandlord (not Tenant) and Master Landlord respectively.

(iii) With respect to Section 5.6 of the Sublease, Subtenant acknowledges and agrees that Sublandlord, rather than Tenant, shall be responsible for the Building’s and the common area’s compliance with laws as provided in such Section 5.6 and is permitted to include in Operating Costs any costs or expenses incurred in the course of Landlord’s compliance with such Section 5.6, but in no event will Subtenant have any obligation to pay or reimburse Tenant or Sublandlord for such Operating Costs, subject to and without limiting Subtenant’s obligations under 3.a of this Agreement with respect to any excess utility consumption charges or increased real property taxes.

(iv) With respect to Sections 3.3 and 6 of the Sublease, Subtenant acknowledges and agrees that Sublandlord, rather than Tenant, provides the “Project Amenities,” as defined in the Sublease, and Sublandlord is furnishing the services described therein and that Tenant has no ability to control the provision of such “Project Amenities,” services, the cost, frequency or availability of such services, provided however that Tenant shall nonetheless be obligated to provide Subtenant with an equitable share of any benefits achieved as a result of an abatement of rents, if any, as described in Section 6.2 of the Sublease, and further provided that Subtenant shall bear the cost of any “after-hours” HVAC services requested by Subtenant, and that Tenant, upon its receipt of written notice from Subtenant, shall use reasonable efforts to enforce all service obligations of Sublandlord with respect to the Third Floor Space under the Sublease. Also, Subtenant shall be responsible for the payment of any fitness center use fees for Subtenant or any of Subtenant’s employees, agents or invitees, or for any Project or Building amenity for which a separate fee is payable.

(v) With respect to Section 7 of the Sublease, all references to “Sublandlord” shall be deemed to refer to Sublandlord (not Tenant). Subtenant acknowledges and agrees that Tenant bears no responsibility for the determination of the amounts of excess electrical usage, the provider(s) of electrical service, the setting of the “Standard Electrical Usage,” the withholding of consent or any conditions of consent in response to requests to consume excess electrical service, or whether any costs are included as part of Operating Costs or otherwise passed on to Tenant and/or Subtenant. Moreover, Tenant has no right or influence on Sublandlord’s decision to separately meter or submeter electrical usage for the Subleased Premises, including the Third Floor Space. Notwithstanding the foregoing or anything to the contrary in Section 7 of the Sublease, (i) Tenant, upon its receipt of written notice from Subtenant, shall use reasonable efforts to enforce all obligations of Sublandlord with respect to the Third Floor Space under Section 7 of the Sublease, and (ii) the replacement of lamps, starters and ballast for Building standard lights within the Third Floor Space shall be provided at no cost or expense to Subtenant.

(vi) With respect to Section 8.5(a) of the Sublease, if either Master Landlord or Sublandlord elects to terminate the Master Lease pursuant to their respective rights under Section 15.B of the Master Lease, Tenant will promptly notify Subtenant of the same, and this Agreement will terminate concurrently with the termination of the Master Lease. If neither party elects to terminate the Master Lease, Tenant will provide Subtenant with any copies received from Sublandlord of Master Landlord’s notice of time necessary to complete repairs pursuant to Section 15.C of the Master Lease and/or Sublandlord’s estimate of additional time necessary for that party to complete repairs required pursuant to the provisions of Article 15 of the Master Lease, and Subtenant will have the same right to terminate this Agreement as Tenant and Sublandlord have to terminate the Master lease described in the second (2nd) sentence of Section 15.C of the Master Lease as incorporated herein; provided that Tenant shall not exercise any right it may have to terminate the Sublease pursuant to Section 8.5(a) of the Sublease without Subtenant’s prior written approval, which approval shall not be unreasonably withheld or delayed.

(vii) With respect to Section 17.A of the Master Lease and the corresponding modification in Section 8.5(b) of the Sublease, the second (2nd) clause (i) is modified to provide that Tenant may terminate this Agreement with respect to an assignment of this Agreement by Subtenant to any party other than a Permitted Transferee.

(viii) With respect to Section 17.E of the Master Lease and the corresponding modification made under Section 8.5(c) of the Sublease, provided that Tenant deems the net worth, at the time of transfer, of a “Permitted Transferee” to be sufficient to perform the obligations of Subtenant under this Agreement, Tenant shall not withhold its consent to such a transfer on the basis of insufficient net worth.

(ix) With respect to Sections 15 and 16 of the Master Lease and the corresponding modification made under Section 8.5(d) of the Sublease, Subtenant shall receive proportionate or other equitable share of benefits conferred upon Tenant (including abatement and termination rights), subject to the provisions of Section 6(e)(i) above.

(x) With respect to Section 21(g) of the Master Lease and the corresponding modification made under Section 8.5(e) of the Sublease, Subtenant shall allow Sublandlord to enter the Third Floor Space, subject to Sublandlord’s obligations (which obligations shall be applicable to both Tenant and Subtenant) under Section 8.5(e) of the Sublease, any Telecom Riser Room and Mechanical Room (as these terms are defined in the Sublease) and other similar facilities located on the Third Floor Space for any of the purposes expressed in Section 8.5(e) of the Sublease. Tenant shall promptly notify Subtenant of Sublandlord’s notices and requests in this regard.

(xi) With respect to Section 18 of the Sublease, Subtenant shall accept the FF&E in its current condition and configuration without any warranty of fitness from Tenant or any warranty concerning the condition of any cabling currently located in or serving the Third Floor Space. Subtenant has no rights under Section 18 of the Sublease to move or remove any FF&E from or within the Third Floor Space without the prior written approval of Sublandlord and Tenant (which approval shall not be unreasonably withheld or delayed). Tenant is not obligated to spend any funds on any move or removal of FF&E desired by Subtenant.

(xii) With respect to Section 23 of the Sublease, notwithstanding anything to the contrary in this Agreement, Tenant shall have no right to renovate or make any “Renovations”, as defined in the Sublease, to the Third Floor Space. All references in Sections 21 and 23 to “Sublandlord” shall be deemed to refer to Sublandlord (not Tenant). Subtenant agrees that any “Renovations,” as defined in the Sublease, if undertaken by Sublandlord shall in no way constitute a constructive eviction of Subtenant except as set forth in the terms of the Sublease as incorporated herein.

(xiii) Subtenant agrees that Tenant shall not be required to perform any of the covenants, agreements and/or obligations of Sublandlord or Master Landlord under the Lease or the Sublease; provided, however, that upon request by Subtenant, Tenant shall use reasonable efforts to enforce all covenants, agreements, and obligations of Sublandlord and Master Landlord affecting the Third Floor Space, under the Sublease and Master Lease, respectively. In addition, Tenant shall have no obligation to perform any repairs or other obligation of the Master Landlord under the Master Lease or of Sublandlord under the Sublease. Notwithstanding the foregoing, Tenant shall promptly and diligently take such action as may be reasonably required or indicated, under the circumstances, to secure such performance of Sublandlord to perform its respective obligations under the Sublease or Lease for the benefit of Subtenant; the foregoing provision will in no event be construed to require that Tenant commence any litigation against Master Landlord or Sublandlord.

7. Default. It shall constitute an “event of default” hereunder if Subtenant fails to perform any obligation hereunder (including, without limitation, the obligation to pay Sub-Rent), or any obligation under the Master Lease or Sublease which has been incorporated hereunder by reference, and in each instance Subtenant has not remedied such failure after delivery of written notice as required under this Agreement and the passage of cure periods prescribed in Section 13 of the Master Lease as incorporated herein, provided that with respect to non-monetary defaults, Subtenant’s cure period for defaults under clause (iii) of Section 13 of the Master Lease shall be changed to twelve (12) days after written notice from Tenant, provided that if the nature of the default is such that it cannot reasonably be cured within such 12-day period, then Subtenant shall not be deemed in default under this Agreement if it commences its cure within such 12-day period and thereafter diligently prosecutes such cure to completion. However the un-enumerated “events of default” described in Section 13 of the Master Lease shall remain applicable as set forth therein. In addition, any failure by Subtenant to pay Sub-Rent when due (and the continuance of such failure for five (5) days following written notice from Tenant to Subtenant) shall be deemed a default hereunder. Any such default by Subtenant shall entitle Tenant to exercise any and all remedies available to Landlord under the Lease or Sublandlord under the Sublease, or any other remedies available at law or in equity under the laws of the State of California.

a. By Tenant. In the event of a failure by Tenant to perform any of its covenants or agreements under this Agreement, Subtenant shall give Tenant written notice of such failure and shall give Tenant five (5) days more than the period provided in Section 10.2 of the Sublease to cure or commence to cure such failure prior to any claim for breach or damages. Subtenant’s exclusive remedies against Tenant shall be those set forth in Section 10.2 of the Sublease. Notwithstanding the foregoing, Tenant hereby acknowledges that Tenant’s failure to pay the rent and other sums owing by Tenant to Sublandlord under the Sublease will cause Subtenant to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Subtenant has paid sums to Tenant hereunder which correspond in whole or in part to the amounts owing by Tenant to Sublandlord under the Sublease. Accordingly, Subtenant shall have the right to pay all rent and other sums owing by Subtenant to Tenant hereunder for those items which also are owed by Tenant to Sublandlord under the Master Lease directly to Sublandlord on the following terms and conditions: (i) Subtenant reasonably believes that Tenant has failed to make any payment required to be made by Tenant to Sublandlord under the Sublease and Tenant fails to provide adequate proof of payment within two (2) business days after Subtenant’s written demand requesting such proof; (ii) Subtenant shall provide to Tenant concurrently with any payment to Sublandlord reasonable evidence of such payment; and (iii) if Tenant notifies Subtenant that it disputes any amount demanded by Sublandlord, Subtenant shall not make any such payment to Sublandlord unless Sublandlord has provided a three-day notice to pay such amount or forfeit the Sublease. Any sums paid directly by Subtenant to Sublandlord in accordance with this section shall be credited toward the amounts payable by Subtenant to Tenant under this Agreement.

8. Protection of Tenant. Subtenant shall keep the Third Floor Space free and clear of all liens or claims of lien arising out of any work performed, materials furnished or obligations incurred by Subtenant or for its benefit on or to the Third Floor Space, and Subtenant agrees to indemnify, defend and hold harmless the Tenant in connection therewith. Subtenant agrees that it will occupy the Third Floor Space in accordance with the terms of the Master Lease and Sublease and will not suffer to be done or omit any act which may result in a violation of or a default of any of the terms and conditions of the Master Lease and Sublease or render Tenant liable for any damage, charge or expense thereunder (except as expressly provided herein).

a. Notwithstanding any other term or provision of this Agreement, the liability of Tenant to Subtenant for any default in Tenant’s obligations under this Agreement shall be limited to actual, direct damages, and under no circumstances shall Subtenant, its partners, members, shareholders, directors, agents, officers, employees, contractors, sublessees, successors and/or assigns be entitled to recover from Tenant (or otherwise be indemnified by Tenant) for (a) any losses, costs, claims, causes of action, damages or other liability incurred in connection with a failure (through no fault or action of Subtenant) of Sublandlord or Landlord, any or of their respective partners, members, shareholders, directors, agents, officers, employees, contractors, sublessees, successors and/or assigns to perform or cause to be performed Landlord’s obligations under the Master Lease or Sublandlord’s obligations under the Sublease, (b) lost revenues, lost profits or other consequential, special or punitive damages arising in connection with this Agreement for any reason or (c) any damages or other liability arising from or incurred in connection with the condition of the Third Floor Space (through no fault of Tenant) or suitability of the Third Floor Space for Subtenant’s intended uses. Subtenant shall, however, have the right to seek any injunctive or other equitable remedies as may be available under the applicable law as well as actual, direct damages. No personal liability shall at any time be asserted or enforceable against Tenant, its stockholders, officers, directors or partners on account of any of Tenant’s obligations or actions under this Agreement. In the event of any assignment or transfer of Tenant’s interests under this Agreement, which may occur at any time during the Term in Tenant’s sole discretion, and if and only if such assignment or transfer by Tenant does not cause a termination of this Agreement, the Master Lease or Sublease, Tenant shall be and hereby is entirely relieved of all covenants and obligations assumed hereunder that first accrue after the date of such a transfer or assignment, and such transferee or assignee shall be deemed to have assumed and shall execute all such covenants and obligations. Tenant shall transfer and deliver any then existing Security Deposit to the transferee or assignee, and thereupon be discharged from any further liability with respect to the Security Deposit. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Subtenant be liable to Tenant for any lost revenues, lost profits or other consequential, special or punitive damages incurred by Tenant for any reason, including, without limitation, any default by Subtenant under this Agreement. No personal liability shall at any time be asserted or enforceable against Subtenant, its stockholders, officers, directors or partners on account of any of Subtenant’s obligations or actions under this Agreement.

9. No Further Assignment or Sublet. Subtenant shall not assign or further sublet the Third Floor Space except subject to and in compliance with all of the terms and conditions of the Sublease and Master Lease. Specifically, Subtenant is not permitted to divide or partition the Third Floor Space, unless permitted by Sublandlord; Tenant shall not withhold its consent to an assignment or subletting of a portion of the Third Floor Space if Sublandlord approves of such an assignment or subletting. Fifty percent (50%) of all excess rent (calculated as provided in Section 17.B of the Master Lease) received in connection with any such assignment or sublease shall be payable to Tenant as and when received by Subtenant. In connection with any proposed assignment or subletting by Subtenant that is otherwise in accordance with the provisions of Section 17.A of the Master Lease, Tenant waives any right it may have to terminate this Agreement, provided that Subtenant acknowledges and agrees that such waiver does not affect the rights of Master Landlord and/or Sublandlord to terminate the Master Lease and/or Sublease as to the Third Floor, the Subleased Premises or the Building.

10. Attorneys Fees. If Subtenant or Tenant brings an action to enforce the terms of this Agreement or to declare rights under this Agreement, the prevailing party who recovers substantially all of the damages, equitable relief or other remedy sought in any such action on trial and appeal shall be entitled to receive from the other party its costs associated therewith, including, without limitation, reasonable attorneys fees.

11. Indemnity/Insurance. Subtenant shall indemnify, defend, protect, and hold harmless Tenant and its officers, agents, employees, successors and assigns (collectively, “Tenant’s Agents”) from and against all claims, demands, actions, causes of action, judgment, liability, losses and expenses (including attorneys fees) (collectively “Claims”) which may be brought against Tenant or Tenant’s Agents or which Tenant or Tenant’s Agents may pay or incur by reason of: (i) any failure (through no fault of Tenant or any other subtenant of Tenant) to perform or observe any of the terms and conditions of or any breach or default of this Agreement, the Sublease or Master Lease (as these are incorporated herein; through no fault of Tenant or any other subtenant of Tenant) by Subtenant; (ii) a misrepresentation by Subtenant of the matters set forth herein, or (iii) the negligence or willful misconduct of Subtenant or Subtenant’s employees, agents, contractors, or invitees in or about the Third Floor Space during the Term to the extent that the Claims are not caused by the negligence or willful misconduct of Tenant or Tenant’s Agents. Tenant shall indemnify, defend, protect, and hold harmless Subtenant and its officers, agents, employees, successors and assigns (collectively, “Subtenant’s Agents”) from and against all Claims which may be brought against Subtenant or Subtenant’s Agents or which Subtenant or Subtenant’s Agents may pay or incur by reason of: (i) any failure (through no fault of Subtenant) to perform or observe any of the terms and conditions of or any breach or default of this Agreement, the Sublease or the Master Lease (through no fault of Subtenant) by Tenant; (ii) a misrepresentation by Tenant of the matters set forth herein; or (iii) the negligence or willful misconduct of Tenant or Tenant’s employees, agents, contractors, or invitees in or about the Third Floor Space to the extent that the Claims are not caused by the negligence or willful misconduct of Subtenant or Subtenant’s Agents. Subtenant hereby agrees to obtain and provide evidence satisfactory to Tenant by means of an insurance certificate, on or before the Commencement Date of this Agreement, that Subtenant is carrying insurance on the Third Floor Space in the same amounts and of the same types required to be carried by Tenant with regard to the Subleased Premises.

12. Notices. Notices by Tenant and Subtenant shall be given to each other in the same manner provided by the Sublease to the following addresses:

Tenant:

Glu Mobile Inc.

2207 Bridgepointe Parkway, Suite 300

San Mateo, CA 94404

Subtenant:

Before the Commencement Date:

Appirio, Inc.

900 Concar Drive

San Mateo, CA 94402

Attn: Chief Financial Officer

After the Commencement Date:

Appirio, Inc.

2207 Bridgepointe Parkway, Suite 300

San Mateo, CA 94404

Attn: Chief Financial Officer

13. Brokers. Tenant agrees, pursuant to separate agreement, to pay the brokerage fee of Cushman & Wakefield (“C&W”), representing Subtenant, and Studley (“Studley”), representing Tenant, in consideration of Subtenant’s execution, delivery and performance of this Agreement, but only if Landlord and Sublandlord consent to this Sub-Sublease. C&W and Studley are referred to herein each as a “Broker”. Neither Tenant nor Subtenant shall have any obligation to pay any commissions to any other broker. Tenant and Subtenant each warrant and represent to the other that, with the exception of the respective Broker of each, they have not employed or dealt with any other real estate broker or agent in connection with this Agreement. Tenant and Subtenant covenant and agree, each to the other, to indemnify the other against any loss, liability, costs, claims, demands, damages, actions, causes of action, and suits resulting from the claims of any real estate broker, finder or agent other than Broker claiming by, through or under the acts of the indemnifying party.

14. Parking. During the Term, Subtenant shall be permitted to use 142 (3.78 spaces per 1,000 rentable square feet in the Third Floor Space) of the parking spaces allocated to Tenant in the Sublease on an unreserved basis, subject to the provisions of Section 16 of the Sublease.

15. Signage. At Subtenant’s sole cost and expense, Subtenant shall have the right to install (i) building standard signage at the entrance to the Third Floor Space and on the tenant directory in the Building lobby, subject to written approval of Master Landlord and Sublandlord, and (ii) signage within the space of Tenant’s Monument Sign (as defined in the Sublease) allocation under the Sublease, subject to the written approval of Master Landlord, Sublandlord, and Tenant (which approval by Tenant shall not be unreasonably withheld or delayed).

16. Server Room. Subtenant hereby acknowledges that Tenant’s server room for the Subleased Premises is located in the Second Floor Space. Subtenant shall at all times have access to the server room, however, Subtenant acknowledges that potential subtenants for the Second Floor Space may also want to use part of the Server Room and agrees to work with and otherwise reasonably cooperate with Tenant and potential subtenants on such space sharing arrangements as needed.

17. Holdover. Should Subtenant hold over after the expiration or earlier termination of this Agreement with the express or implied consent of Tenant, such tenancy shall be from month-to-month only and shall not constitute a renewal or extension hereof for any further term. Such month-to-month tenancy shall be subject to the terms and provisions of this Agreement, except that Subtenant shall pay Sub-Rent in an amount equal to one hundred fifty percent (150%) of the Sub-Rent (and any Additional Rent, if any) due for the month immediately preceding the holdover period. Nothing contained in this Section 17 shall be construed as consent by Tenant to any holding over by Subtenant, and Tenant expressly reserves the right to recover immediate possession of the Third Floor Space by summary proceedings or otherwise. Subtenant shall be liable for all damages caused by Subtenant’s holdover, including without limitation, consequential damages suffered by Tenant, Sublandlord and/or Master Landlord from the holdover. Subtenant expressly acknowledges that damages resulting from Subtenant’s holdover may include all holdover rent charged by Master Landlord under the Master Lease.

18. Right to Grant Security Interest. Subtenant hereby acknowledges that Tenant is the borrower under a credit facility from Silicon Valley Bank (“Lender”), under which Tenant may only enter into a sublease if such sublease does not prohibit Lender from taking a security interest in such sublease. By signing this Agreement, Subtenant agrees that it consents to any security interest taken by Lender and agrees to execute such commercial reasonable documentation evidencing such security interest that does not in any way increase Subtenant’s obligations, adversely affect Subtenant’s rights under this Sublease, and otherwise complies with the terms and conditions of the Sublease, as Lender shall reasonably require.

19. Consent of Landlord, Sublandlord, and SF Master Lessor. This Agreement and all of Tenant’s and Subtenant’s obligations hereunder shall be contingent upon receipt of (i) the written consent to this Agreement by Master Landlord and Sublandlord in form reasonably acceptable to Tenant and Subtenant, and (ii) the written consent of Forty Five Fremont Associates(the “SF Master Lessor”) to the proposed sublease between Tenant and Blackrock Institutional Trust Company, N.A., of premises located at 45 Fremont Street in San Francisco, CA (collectively, the “Consents”). If Tenant fails to obtain any of the Consents from Master Landlord, Sublandlord, or SF Master Lessor by November 28, 2010, then Tenant or Subtenant may, at any time thereafter until such Consents are obtained, terminate this Agreement upon written notice to the other party, whereupon Tenant shall promptly return to Subtenant all prepaid Sub-Rent, the Security Deposit, and all other monies paid to Tenant under this Agreement, and the parties shall thereafter be relieved of all further obligations and liabilities under this Agreement. Tenant will use its reasonable best efforts to obtain all of the Consents as promptly as practicable, will keep Subtenant reasonably informed regarding Tenant’s progress in obtaining the Consents, and promptly upon request by Subtenant, will deliver reasonable evidence to Subtenant of any Consents that Tenant has obtained.

20. Alterations. Subtenant shall not make, or suffer to be made, any alteration or addition to the Third Floor Space, or any part thereof, without obtaining Tenant’s prior written consent, which consent shall not be unreasonably withheld or delayed. In addition, Subtenant shall comply with the provisions of Section 7 of the Lease and Section 14.2 (except Section 14.2(f)) of the Sublease, including, without limitation, obtaining consent from Master Landlord and/or Sublandlord to the extent required under such Sections of the Lease and Sublease, respectively.

21. Access System. Subtenant shall have the right to “tie in” Subtenant’s security system to the existing card reader system in place at the Building and Leased Premises in order to allow Subtenant to regulate access within the Third Floor Space. In connection therewith, Subtenant shall comply with and be subject to the provisions of Section 19 of the Sublease.

22. Security Deposit. Within five (5) days after Subtenant’s and Tenant’s execution of this Agreement, Subtenant shall provide Tenant with a letter of credit (“LOC”) in the amount of $82,090 (the “Security Deposit”), issued by Silicon Valley Bank or other recognized banking institution reasonably acceptable to Tenant. Tenant may draw against the letter of credit if Subtenant is in default (beyond applicable notice and cure periods) of any of its obligations under this Agreement or is the subject of a bankruptcy proceeding or similar proceeding, and shall not expire until Subtenant has vacated the Third Floor Space and completion any restoration work required hereunder of Subtenant. The Security Deposit shall be held by Tenant as security for the faithful performance by Subtenant of all the provision of this Agreement to be performed or observed by Subtenant. If Subtenant defaults (beyond applicable notice and cure periods) in its obligation to pay Sub-Rent or other sums due hereunder, or otherwise defaults (beyond applicable notice and cure periods) with respect to any provisions of this Agreement, Tenant may use, apply or retain the Security Deposit for the payment of any Sub-Rent or other sum in default or for the payment of any other sum to which Tenant may be obligated by reason of Subtenant’s default, or to compensate Tenant for any loss or damage which Tenant may suffer thereby. If Tenant so uses or draws on all or any portion of the LOC, Subtenant shall within five (5) days after demand therefore deposit cash with Tenant in an amount sufficient to restore the Security Deposit (including the remaining balance of the LOC) to the full amount thereof and Subtenant’s failure to do so shall be a material breach of this Agreement. Tenant shall not be required to keep the Security Deposit-related moneys separate from Tenant’s general accounts. Tenant shall return the original LOC and any Security Deposit-related moneys, or so much thereof as has not theretofore been applied by Tenant to cure any default by Subtenant, without interest, to Subtenant following expiration of the Term and Subtenant’s vacation of the Third Floor Space and completion of any restoration work required of Subtenant hereunder. No trust relationship is created herein between Tenant and Subtenant with respect to the Security Deposit. Subtenant hereby waives any and all rights under and the benefits of Section 1950.7 of the California Civil Code, and all other provisions of law now in force or that become in force after the date of this Sub-Sublease, to the extent that such laws provide that Tenant may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Subtenant, or to clean the Third Floor Space. Tenant and Subtenant agree that Tenant may, in addition, claim those sums reasonably necessary to compensate Tenant for any other foreseeable or unforeseeable loss or damage caused by the Subtenant’s or Subtenant’s Agents default of any of its obligations under this Agreement.

23. USA Patriot Act Disclosures. To the best of Subtenant’s current actual knowledge, Subtenant is currently in compliance with and shall at all times during the Term remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury (“OFAC”) (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), other governmental actions relating thereto. In the event the representations made by Subtenant in the preceding sentence are untrue or become untrue in the future, and Subtenant fails to cure such default within the time provided for non-monetary defaults after Subtenant receives notice thereof from Tenant, Subtenant shall be in default under this provision.

24. Representations of Tenant. Tenant represents to Subtenant that (i) a true, complete, and correct copy of the Master Lease, as provided to Tenant by Sublandlord, is attached hereto as Exhibit A, and a true, complete, and correct copy of the Sublease is attached hereto as Exhibit B, (ii) the Sublease, and to Tenant’s knowledge, the Master Lease are each in full force and effect and have not been amended, and that, to Tenant’s knowledge, no default exists on the part of Tenant, Sublandlord or Master Landlord under the Sublease or Master Lease, (iii) Tenant has the right and power to execute and deliver this Sublease and to perform its obligations hereunder, subject only to Sublandlord’s and Master Landlord’s consent, (iv) to Tenant’s knowledge, there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Tenant, which could adversely affect the Third Floor Space or any part thereof or the ability of Tenant to perform its obligations under the Sublease and Master Lease, or of Tenant to perform its obligations under this Agreement, and Tenant is not aware of any facts which might result in any such actions, suits or proceedings; (v) to Tenant’s knowledge, there is no pending or threatened condemnation or similar proceeding affecting the Third Floor Space or any portion thereof, and Tenant has no knowledge that any such action currently is contemplated; (vi) Tenant has not received any notice from any insurance company of any defects or inadequacies in the Third Floor Space or any part thereof which could adversely affect the insurability of the Third Floor Space or the premiums for the insurance thereof; and (vii) to Tenant’s knowledge, (1) no Hazardous Materials are present in, on or under the Third Floor Space or Building or the soil, surface water or groundwater thereof in violation of any applicable environmental law, and (2) no notice of any action, proceeding or claim, pending or threatened, regarding the Building or land of which it is a part concerning any Hazardous Materials or pursuant to any environmental laws has been provided to or served upon Tenant. Tenant (x) shall continue to perform the obligations of “Subtenant” under the Sublease which are not incorporated herein, including the obligation of Tenant to pay rent to Sublandlord in accordance with the provisions of the Sublease, (y) shall not amend or modify the Sublease in any way so as to materially or adversely affect Subtenant or its interest hereunder, increase Subtenants obligations hereunder, or materially restrict Subtenant’s rights hereunder, and (z) agrees not to voluntarily terminate, cancel or surrender the Sublease with respect to the Third Floor Space that will cause a termination of Subtenant’s right of possession, during the Term for any reason, without the prior written consent of Subtenant, which consent shall not be unreasonably withheld or delayed.

25. Miscellaneous. Any term not defined herein shall have the meaning ascribed to it in the Sublease or the Master Lease, as the case may be. This Agreement shall be governed by the laws of the State of California. Time shall be of the essence with regard to the obligations under this Agreement. This Agreement supersedes all prior discussions and agreements between the parties and incorporates their entire agreement. All indemnifications made by Tenant and Subtenant in this Agreement shall survive the expiration or earlier termination of this Agreement. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have hereunto set their hands and affixed their seals the day and year first above written.

TENANT:

GLU MOBILE INC.

By: /s/ Eric R. Ludwig
Name: Eric R. Ludwig
Title: Senior Vice President and Chief Financial Officer

SUBTENANT:

APPIRIO, INC.

By: /s/ James Emerich
Name: James Emerich
Title: Chief Financial Officer